                                                                   Exhibit 21.01


                              MATERIAL SUBSIDIARIES


Name of Subsidiary                                                              Jurisdiction of Incorporation
------------------                                                              -----------------------------
Art Institutes International, Inc.                                              Pennsylvania
Art Institute of Atlanta, Inc.                                                  Georgia
Art Institute of Dallas, Inc.                                                   Texas
Art Institute of Fort Lauderdale, Inc.                                          Florida
Art Institute of Houston, Inc.                                                  Texas
Illinois Institute of Art, Inc.                                                 Illinois
Illinois Institute of Art at Schaumburg, Inc.                                   Illinois
Art Institute of Philadelphia, Inc.                                             Pennsylvania
Art Institute of Phoenix, Inc.                                                  Arizona
Art Institute of Seattle, Inc.                                                  Washington
Colorado Institute of Art, Inc.                                                 Colorado
The National Center for Professional Development, Inc.                          Georgia
NCPT, Inc.                                                                      Georgia
Education Housing Services, Inc.                                                Pennsylvania
Eisenhower Boulevard Associates, Inc.                                           Florida
EMC Management Services, Inc.                                                   Pennsylvania
EMC Marketing & Advertising, Inc.                                               Georgia
Ocean World, Inc.                                                               Florida
The National Center for Educational Testing, Inc.                               New York
The National Center for Financial Services Training, Inc.                       Georgia
The National Center for Paralegal Training                                      Delaware
The National Center for Paralegal Training                                      Illinois
The National Center for Paralegal Training                                      New York
NCPT, Inc.                                                                      California
NCPT-AZ, Inc.                                                                   Arizona
Art Institutes International - Twin Cities, Inc.                                Minnesota
Art Institute of Charleston, Inc.                                               South Carolina
Art Institute of Honolulu, Inc.                                                 Hawaii
Art Institute of Indianapolis, Inc.                                             Indiana
Art Institute of Las Vegas, Inc.                                                Nevada
Art Institute of Los Angeles, Inc.                                              California
Art Institute of Minneapolis, Inc.                                              Minnesota
The Art Institutes International Minnesota, Inc.                                Minnesota
Art Institute of New Orleans, Inc.                                              Louisiana
Art Institute of Orlando, Inc.                                                  Florida
Art Institute of Washington, Inc.                                               District of Columbia
AII Placement Services, Inc.                                                    New York
Chicago Institute of Art and Design, Inc.                                       Illinois
Education Management Corporation                                                New York
Music Business Institute, Inc.                                                  Tennessee
New York Institute of Art, Inc.                                                 New York
San Francisco Institute of Design, Inc.                                         California
The Design Schools                                                              Pennsylvania
The National Center for Credit Training, Inc.                                   New York

The National Center for Financial Services Training, Inc.                       Illinois
The National Center for Legal Training, Inc.                                    Georgia
The National Center for Professional Fund Raising Training, Inc.                New York
The National Center for Professional Placement, Inc.                            Georgia
New York Restaurant School, Inc.                                                New York
The Art Institutes International at Portland, Inc.                              Oregon
The Art Institutes International at San Francisco, Inc.                         California